SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2005

MACROMEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-22688	94-3155026
(Commission File Number)	(IRS Employer Identification No.)

600 Townsend Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 252-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:	Results of Operations and Financial Condition.

The following information, including the text of the transcript and press release attached as exhibits to this Form 8-K, are being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On January 19, 2005, Macromedia, Inc. (the “Company”) held a conference call (the “Conference Call”) to announce the Company’s results for the three and nine months ended December 31, 2004. A replay of the Conference Call is available on the Company’s website. In addition, a transcript of the Conference Call is attached as Exhibit 99.1 to this Form 8-K.

In addition to the Conference Call, the Company also issued a press release on January 19, 2005 (the “Press Release”), announcing the Company’s results for the three and nine months ended December 31, 2004. A copy of the Press Release is attached as Exhibit 99.2 to this Form 8-K.

The Form 8-K and the information furnished herein shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Non-GAAP Financial Measures

As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

In addition to the GAAP financial measures disclosed in the Conference Call and Press Release, the Company included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous earnings releases and the Company’s management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters. The Company’s management also believes these non-GAAP financial measures to be a useful measure of its corporate performance by allowing it to isolate its financial results to certain core functions of its operations.

In compliance with Regulation G, for any non-GAAP financial measures disclosed in the Conference Call and Press Release, corresponding GAAP financial measures and reconciliations have been provided on the Company’s website and in the Press Release.

Item 7.01:	Regulation FD Disclosure.

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is being furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On January 19, 2005, the Company issued a press release announcing the promotion of Mr. Stephen Elop, the Company’s current Chief Operating Officer, to the position of Chief Executive Officer,

and also announcing that Mr. Robert Burgess, the Company’s Chief Executive Officer since 1996, will remain the Company’s Chairman, but has relinquished the position of Chief Executive Officer. In this press release, the Company also announced that Mr. Elop and Ms. Elizabeth Nelson, the Company’s Executive Vice President and Chief Financial Officer, have been appointed to the Company’s Board of Directors. A copy of the Press Release is attached as Exhibit 99.3 to this Form 8-K.

The Form 8-K and the information furnished herein shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01:	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Description

99.1*	Transcript of conference call held on January 19, 2005, announcing Macromedia, Inc.’s third fiscal quarter earnings.

99.2*	Macromedia, Inc.’s third fiscal quarter earnings release, issued January 19, 2005.

99.3**	Macromedia Names Stephen Elop Chief Executive Officer; Rob Burgess Continues as Chairman, issued January 19, 2005

*	Exhibits 99.1 and 99.2 are being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 2.02 and shall not be deemed filed with the SEC, nor shall they be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

**	Exhibit 99.3 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROMEDIA, INC.

Date: January 21, 2005	By:	/s/ Loren E. Hillberg
Loren E. Hillberg, Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Transcript of conference call held on January 19, 2005, announcing Macromedia, Inc.’s third fiscal quarter earnings.

99.2*	Macromedia, Inc.’s third fiscal quarter earnings release, issued January 19, 2005.

99.3**	Macromedia Names Stephen Elop Chief Executive Officer; Rob Burgess Continues as Chairman, issued January 19, 2005

*	Exhibits 99.1 and 99.2 are being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 2.02 and shall not be deemed filed with the SEC, nor shall they be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

**	Exhibit 99.3 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.